UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 1, 2014

PERNIX GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-92445	36-4025775
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

151 E. 22nd Street Lombard, Il.	60148
(Address of Principal Executive Offices)	(Zip Code)

(630) 620-4787

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On November 1, 2014 Ms. Carol J. Groeber, Controller and Principal Accounting Officer resigned from Pernix Group, Inc. (the Company). There were no disagreements between the Company and Ms. Groeber. Ms. Groeber is an accomplished business adviser with over 27 years of technical accounting and reporting experience in both full time executive roles and as an independent business advisor. She has served as a business advisor to both public and private companies including Fortune 500 companies. Her client base includes companies such as Wells Fargo, Allstate, Kemper Insurance, Kemp Foods, ClickCommerce, Inc., a large public accounting firm and other companies where she consulted on a variety of complex accounting and reporting matters including Accounting for Derivatives implementation projects, Business Combinations, Registration Statements, Revenue Recognition, Discontinued Operations, Income Taxes and other accounting and reporting matters. She has enjoyed serving clients in an advisory capacity over the years and it is with that in mind that she is returning to her consulting practice.

Mr. Nidal Z. Zayed, President and Chief Executive Officer commented that “Carol has been a dedicated professional and has added tremendous value here at Pernix Group over the past five years. She assisted in the transformation of our balance sheet through our quasi-reorganization in September 2012, improved our access to capital markets through her efforts to complete the Form S-1 registration of the Company’s securities with the Securities and Exchange Commission and she was also an integral part of the management team’s transformation of the Company through an acquisition in 2009 and two divestitures of discontinued businesses in 2012. We are pleased that she continues to serve as an advisor to Pernix Group and we look forward to that continued collaboration and wish her success in her future endeavors.”

Ms. Groeber’s last day as an employee of Pernix Group, Inc. will be in mid-November 2014. The Company is currently in search of a new Controller and Ms. Groeber will serve in an advisory role beyond the completion of the search process to ensure a smooth transition for the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERNIX GROUP, INC.

By:	/s/ Nidal Z. Zayed
Nidal Z. Zayed
President and Chief Executive Officer

By:	/s/ Patrick J. Gainer
Patrick J. Gainer
Chief Financial Officer

By:	/s/ Carol J. Groeber
Carol J. Groeber
Corporate Controller and Principal Accounting Officer

Dated:  November 6, 2014